UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.___ )

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Little Squaw Gold Mining Company

________________________________________________________________________

(Name of Registrant as Specified in Its Charter)

________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[Little Squaw Gold Mining Company Letterhead]

April ____, 2008

Dear Shareholder:

I am inviting you to the Annual Meeting of shareholders of Little Squaw Gold Mining Company to be held May 5, 2008 at the Courtyard by Marriott, 401 N. Riverpoint Blvd, in Spokane, Washington at 10:00 a.m. PDT.  You are being asked to approve several proposals including a change of name for Little Squaw and the 2008 Equity Incentive Plan.

At this Annual Meeting we will consider the items of business listed in the attached formal Notice of Meeting and the enclosed Proxy Statement.  A form of Proxy also is attached.  The Annual Report on Form 10-K (without exhibits) for the fiscal year ended December 31, 2007 is part of the Annual Report to Shareholders that is included with this letter.

As described in the Proxy Statement, we are asking the shareholders at the Annual Meeting to elect eight Directors for terms expiring with the next Annual Meeting (Proposal One), and to ratify the selection of DeCoria, Maichel and Teague as the independent registered public accounting firm for the fiscal year ending December 31, 2008 (Proposal Two).  We also are proposing to amend the Articles of Incorporation for Little Squaw Gold Mining Company (the "Company") to change the name of the Company to "Goldrich Mining Company".  This name change is described in Proposal Three in the Proxy Statement.  Proposal Four asks you to approve the changes made to the Company's share incentive plan previously adopted in 2003; those changes are set forth in the 2008 Equity Incentive Plan (the "2008 Plan"), a copy of which is attached to the Proxy Statement, and explained more fully in Proposal Four.  The number of shares which may be awarded and delivered under the Plan shall not exceed 5.4 million shares, an increase of 4.2 million shares over the amount subject to the former plan.

We believe that there are several reasons for changing the name of the Company.  The use of the word "squaw" in the Company's name has been criticized as that word is considered by many to be condescending to certain cultures.  Because of negative connotations associated with that word, we also have found it to be a distractive obstacle when discussing financing arrangements with investment banks and financial institutions.    The Company's name historically has been associated with the geographic area around Little Squaw Creek in Alaska since the Company's incorporation in Alaska in 1959.  The Company's patented and unpatented mining claims have been located in that area exclusively until 2006.  Now, however, the Company has claims and interests in properties in other mining areas in Nevada, Mexico and Brazil.  It is no longer appropriate for the Company's name to be limited by its initial, historic beginnings.  The Company's primary business purpose is locating, exploring, and developing gold mining properties of all types.  The name should be more descriptive of its gold exploration business activities.

Please call Ted R. Sharp (the Secretary of the Company) or myself (509-624-5831) with any questions that you may have concerning the enclosed material. Your vote is important. Whether or not you plan to attend the Annual Meeting, please take the time to vote now by signing and dating the enclosed proxy card and returning it in the enclosed self-addressed, stamped envelope as soon as possible. It is important that all individuals listed on the mailing label sign the proxy card.

Our Board of Directors recommends that you vote for both proposals on the proxy card.

Thank you for your cooperation and immediate attention given to this matter.

Sincerely,

Richard R. Walters

President & Chief Executive Officer

LITTLE SQUAW GOLD MINING COMPANY

3412 S. Lincoln Drive

Spokane, Washington 99203-1650

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 5, 2008

TO THE SHAREHOLDERS OF LITTLE SQUAW GOLD MINING COMPANY:

The Annual Meeting of Shareholders of Little Squaw Gold Mining Company (the "Company") will be held at the Courtyard by Marriott, 401 N. Riverpoint Blvd, Spokane, WA 99202 on Monday, May 5, 2008 at 10:00 A.M. (PDT) for the following purposes:

(1)

To elect eight Directors of the Company for terms expiring with the next Annual Meeting;

(2)

To consider and vote upon a proposal to ratify the selection of DeCoria, Maichels and Teague as the independent registered public accounting firm for the fiscal year ending December 31, 2007.

 (3)

To amend the Company's Articles of Incorporation to change the name of the Company from "Little Squaw Gold Mining Company" to "Goldrich Mining Company";

(4)

To approve the 2008 Equity Incentive Plan ("the 2008 Plan") with an increase in the share reserve by 4,200,000 shares.

(5)

To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

These proposals are more fully described in the Proxy Statement, which follows.  Only shareholders of record at the close of business on Thursday, March 20, 2008 (the "Record Date"), will be entitled to vote at the meeting.

By Order of the Board of Directors

/s/ William V. Schara

Spokane, Washington

Chairman

April ____, 2008

YOUR VOTE IS IMPORTANT

We consider the vote of each shareholder to be important, whatever the number of shares held. Whether or not you are able to attend the Annual Meeting, please sign and date the enclosed proxy card and return it in the enclosed envelope at your earliest convenience. The prompt return of your proxy card will help to avoid further expense for your Company.

The Board of Directors recommends that you vote for (1) the eight nominees for Director and (2) the proposal to ratify the selection of DeCoria, Maichel and Teague as the independent registered public accounting firm for the fiscal year ending December 31, 2007.

The Board of Directors also recommends that you vote for (3) the Proposal to amend the Company's Articles of Incorporation to change the name of the Company from "Little Squaw Gold Mining Company" to "Goldrich Mining Company", and (4) the Proposal requesting approval of the 2008 Equity Incentive Plan ("the Plan") with an increase in the share reserve of 4,200,000 shares. Please sign and return the enclosed proxy card promptly.

Little Squaw Gold Mining Company

3412 S. Lincoln Drive

Spokane, Washington 99203-1650

PROXY STATEMENT

Proxies, Solicitation and Voting

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Little Squaw Gold Mining Company (the “Company”) for use at the Annual Meeting of Shareholders of the Company to be held at the Courtyard by Marriott, 401 N. Riverpoint Blvd, Spokane,  WA 99202 on Monday, May 5, 2008 at 10:00 a.m. Pacific Time or any adjournments thereof.  The Board of Directors is sending this Proxy Statement on or about April ____, 2008 to shareholders of record as of March 20, 2008.

The enclosed proxy, if properly signed and returned, will be voted in accordance with the instructions specified thereon.  If no instructions are specified, the enclosed proxy will be voted for the proposals described in the Notice, letter from President Walters and this Proxy Statement.  A shareholder who has delivered a proxy may revoke it at any time before it is exercised by filing an instrument of revocation with the Secretary of the Company or by delivering a duly signed proxy bearing a later date.  A proxy may also be revoked by attending the Annual Meeting and notifying the Secretary that the shareholder intends to vote in person.  Attendance at the Annual Meeting without requesting the opportunity to vote in person will not constitute the revocation of a proxy.

The close of business on March 20, 2008 has been designated as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.  As of March 20, 2008 the Company had 36,444,112 shares of common stock issued and outstanding, held of record by 2,957 shareholders.  Each share of common stock outstanding on the record date for the Annual Meeting entitles the holder thereof to one vote on each matter to be voted on at the Annual Meeting

The holders of a majority of the shares outstanding on the record date for the Annual Meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.  The favorable vote of a majority of the votes cast at the Annual Meeting is necessary for the approval of all proposals.  Abstentions and “broker-non-votes” will be counted as shares that are present at the Annual Meeting for purposes of determining a quorum.  Abstentions and “broker non-votes” however, will not be counted as either votes for or against any item, which means that they will have no effect upon the approval for either proposal.

The expense of preparing, printing and mailing this proxy statement and the proxies solicited hereby will be borne by the Company. Proxies will be solicited by mail and may also be solicited by directors, officers and other employees of the Company without additional remuneration, in person or by telephone or facsimile transmission. The Company will also request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of common stock as of the record date and will reimburse such persons for the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly voting your shares and submitting your proxy by completing and returning the enclosed proxy card will help to avoid additional expense.

Proposal One

ELECTION OF DIRECTORS

Composition of Board of Directors

The Articles of Incorporation state that the Board of Directors shall consist of not less than five (5) nor more than fifteen (15) members.  Directors elected at the Annual Meeting will hold that position until the next annual meeting of shareholders and until their respective successors are elected and qualified.

Vacancies on the Board resulting from death, resignation, disqualification, removal or other causes may be filled by either the affirmative vote of the holders of a majority of the then-outstanding shares of common stock or by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum of the Board.  Newly created directorships resulting from any increase in the number of directors may, unless the Board determines otherwise, be filled only by the affirmative vote of the directors then in office, even if less than a quorum of the Board.  Any director elected in accordance with a vacancy shall hold office for a term expiring at the next Annual Meeting of Stockholders and until such director's successor shall have been elected and qualified.

Nominees for Election as Directors at the Annual Meeting

The eight Directors have terms expiring, and are up for election, at this Meeting.  The Board of Directors has nominated the eight persons listed in this Proposal for election as Directors of the Company at this Meeting. The Board of Directors recommends that the Shareholders vote for the election of all eight nominees.  Unless otherwise directed, the persons named in the proxy intend to vote all proxies FOR the election of the nominees.

Set forth below is biographical information for each person nominated for director positions:

Name

Age

Recent Business and Professional Experience

Richard R. Walters

63

Mr. Walters has been the President and a director since June 24, 2003; he was Acting Chief Financial Officer until November 1, 2003.   Mr. Walters spends approximately 80% of his business hours each month on matters related to Little Squaw.  He is an economic geologist, and holds a degree in geology from Washington State University (1967). He is a Certified Professional Geologist by the American Institute of Professional Geologists and licensed to practice as a geologist in the states of Alaska and Washington. From March 1994 to March 2000 he was a director, Chief Operating Officer and President of Yamana Resources, Inc., a production stage Canadian public company trading on the Toronto Stock Exchange, the American Stock Exchange and the London Alternative Investment Market Exchange. From April 2000 to December 2004 he was the president of Marifil S.A., a private mineral exploration and holding company in Argentina.  In February of 2005 Marifil S.A. was merged into Marifil Mines Limited a public company traded on the Toronto Ventures Exchange.  Mr. Walters is a director and the Executive Vice President of Marifil Mines Limited. Mr. Walters is also a director of Universal Uranium Ltd.

Charles G. Bigelow

76

Mr. Bigelow has been a director since June 30, 2003.  Mr. Bigelow spends approximately 25 hours per month on matters related to Little Squaw.  He is an economic geologist with a degree in geology from Washington State University (1955).  From 1972 to June 2005, he has served as the president of WGM Inc., a private consulting and project management firm of geologists operating in Alaska.  During the previous five years, he was also a Director and the President and Chief Executive Officer of Ventures Resource Corporation, a public mineral exploration company listed on the Toronto Ventures Stock Exchange.  Mr. Bigelow retired in June 2005 and remains retired.

James K. Duff

62

Mr. Duff was the Chairman of the Board of Directors from June 24, 2003 through March 14, 2007. Mr. Duff spends approximately 10 hours per month on matters related to Little Squaw.  He is a geologist with over 35 years of diverse international experience in the mining industry.  Since September 2005, Mr. Duff has served as the President of South American Operations for Coeur d’Alene Mining Corporation, a public company traded on the New York Stock exchange.  Between April 2004 and September 2005, he was the President and Chief Executive Officer of American International Ventures, and is currently serving as a director of that company. American International Ventures is a U.S. gold exploration company that trades on the NASD OTCBB.  From November 2002 to April 2004, Mr. Duff worked as a consultant to companies in the mining industry, including Coeur d’Alene Mines and other. He previously worked for Coeur d’Alene Mines for 12 years where he was Vice President of Business Development (from 1990 to November 2002). Mr. Duff has a BS degree in geology from the Mackay School of Mines at the University of Nevada, Reno and an MS degree in geology from the University of Idaho, and he completed the Program for Management Development at the Harvard School of Business.  He is a past President and honorary Life Member of the Northwest Mining Association.

James A. Fish

77

Mr. Fish has been a director since June 24, 2003.  Mr. Fish spends approximately 6 hours per month on matters related to Little Squaw.  He received a degree in geology from Berea College in Kentucky in 1952 and a law degree from Gonzaga University School of Law in 1962.  Mr. Fish served as an officer and director of Hanover Gold Company, Inc. from 1995, and as its Vice President for the two years preceeding his resignation from both positions in April 2006.  Hanover is a development stage mining company listed on the NASD OTCBB.  Since 1987, Mr. Fish has been Vice President and General Counsel for N.A. Degerstrom, Inc., a privately held mining and construction company based in Spokane, Washington.

Kenneth S. Eickerman

50

Mr. Eickerman became a director on March 4, 2004.  Mr. Eickerman spends approximately 12 hours per month on matters related to Little Squaw.  He received a B.A. degree in Business Administration from Washington State University and is a Certified Public Accountant.  Mr. Eickerman has served as the Controller for Revett Minerals Inc., a Canadian mining company trading on the Toronto Stock Exchange, since April 2004.  From January of 2004 to April of 2004 he was the CFO for Sullivan Homes, Inc, a privately owned construction/reality company in Spokane, WA that builds custom homes and develops commercial properties. From May 2002 to January 2004, he served as Vice President and Controller of Mustang Line Contractors, Inc., a company that builds electric transmission lines.  Previously, he was the Controller and Treasurer for Apollo Gold, Inc from April 1999 to April 2002.  Mr. Eickerman is Chairman of the Audit Committee and its designated Financial Expert.

William Orchow

62

Mr. Orchow became a director on July 20, 2004.  Mr. Orchow spends approximately 10 hours per month on matters related to Little Squaw.  He has served as a director, President and Chief Executive Officer of Revett Minerals, Inc., a Canadian company trading on the Toronto Stock Exchange, since September 2003.  Prior to Revett, Mr. Orchow took time off, from January 2003 to August 2003.  From November 1994 to December 2002, Mr. Orchow was President and Chief Executive Officer of Kennecott Minerals Company, where he was responsible for the operation and business development of all of Kennecott Mineral’s mines with the exception of its Bingham Canyon mine.  From June 1993 to October 1994, he was President and Chief Executive Officer of Kennecott Energy Company, the third largest producer of domestic coal in the United States, and prior to that was Vice President of Kennecott Utah Copper Corporation.  Mr. Orchow has also held senior management and director positions with Kennecott Holdings Corporation, the parent corporation of the aforementioned Kennecott entities.  He has also been a director and member of the executive committee of the Gold Institute, a director of the National Mining Association and a director of the National Coal Association.  Mr. Orchow is currently a member of the board of trustees of Westminster College in Salt Lake City and also a member of the board of trustees and President of the Northwest Mining Association.  He graduated from the College of Emporia in Emporia, Kansas with a B.S. in business.

William V. Schara

51

On March 13, Mr. Schara was elected by the Board of Directors to serve as Chairman effective March 14, 2007.  Mr. Schara is a Certified Public Accountant, and has a Bachelor of Science Degree in Accounting from Marquette University.  Mr. Schara spends approximately 10 hours per month on matters related to Little Squaw.  He was also appointed to the Company’s Audit Committee on February 13, 2005.  Since October 2007, Mr. Schara has served as President, Chief Executive Officer and Director of Nevoro, Inc., a Canadian company trading on the Toronto Stock Exchange. Beginning December 2004 he was employed as a management consultant for, and then from July 2005 to November 2007 as the Chief Financial officer of, Minera Andes Inc., a Canadian development stage mining company listed on the Canadian Ventures Exchange and the NASD OTCBB exchange.  He previously worked for Yamana Gold Inc. and its predecessor companies from July 1995 to September 2003, the last four years of which were in the capacity of Vice President of Finance and Chief Financial Officer.  Yamana Gold Inc. is a production stage Canadian public company trading on the Toronto Stock Exchange, the American Stock Exchange and the London Alternative Investment Market Exchange.  Since September 2004, Mr. Schara has served as a director of Marifil Mines Limited, an exploration stage Canadian public company traded on the Canadian Ventures Exchange. Since October 2003, Mr. Schara has been the owner and operator of BudgetMap, a financial planning system retailer company.  Mr. Schara has more than 25 years experience in finance and accounting with extensive experience in business start-ups, international business, and managing small public companies and mining company joint ventures.

David S. Atkinson

38

Mr. Atkinson became a Director of the Company on May 7, 2007.  In April 1999, he cofounded Forza Partners, L.P. and currently serves as portfolio manager. Forza Partners, L.P. is a hedge fund focused on the precious metals sector. In April 1997, he cofounded and, until December 1999, managed Tsunami Partners, LP, a fund located in Fort Worth, Texas. Mr. Atkinson has been an affiliate of the Market Technicians Association (MTA) since March 1994 and received MTA accreditation as a Chartered Market Technician (CMT) in July 2001. Mr. Atkinson received a B.A. in Economics from the University of Texas at Austin.

Each of the nominees has consented to being named in this Proxy Statement and to serve as a Director if elected. The Company knows of no reason why any nominee would be unable or unwilling to serve if elected. If any nominee becomes unavailable for election, the persons named in the enclosed proxy will vote for such other nominee as the Board of Directors may recommend. There are no arrangements or understandings between any nominee and any other nominee under which the Director or nominee has been selected to serve as a director.  No nominee, officer, affiliate of the Company or beneficial owner of more than five percent (5%) of the common stock is a party adverse to the Company in any legal proceeding or has a material interest in any matter adverse to the Company.

CORPORATE GOVERNANCE

The Board of Directors adopted Corporate Governance Guidelines at a directors meeting on May 7, 2007.  These Guidelines are available for review on the Company's website at www.littlesquawgold.com.

Code of Ethics

The Company has a code of ethics that applies to the Company's chief executive officer, chief financial officer, principal accounting officer and persons performing functions similar to a controller, as well as other officers, directors and employees of the Company. The code of ethics was filed as an exhibit to the Company’s 2005 Form SB-2 filed with the Securities and Exchange Commission ("SEC") on December 30, 2005.  To date, there have not been any waivers by the Company of the Code of Ethics.   The Company will provide to any person, without charge, upon request, a copy of such code of ethics.  The Code of Ethics is available on our website at www.littlesquawgold.com.  A person also may request a copy by writing or telephoning the Company at the following address:

Little Squaw Gold Mining Company

Attention: Ted R. Sharp

3412 S. Lincoln Drive

Spokane, WA 99203-1650

(509) 624-5831

Director Independence

The Board has analyzed the independence of each director and nominee and has determined that the members of the Board listed below meet the requirements of applicable laws and the listing standards regarding “independence” of the National Association of Securities Dealers (“NASDAQ”).  Each director is free of relationships that would interfere with the individual exercise of independent judgment. Based on these standards, the Board determined that each of the following non-employee directors, including nominated and continuing directors, is independent and has no relationship with the Company, except as a director and shareholder:

Charles G. Bigelow

James K. Duff

Kenneth S. Eickerman

James A. Fish

William Orchow

William V. Schara

Committees and Meetings of the Board of Directors

The Board of Directors has an Audit Committee, a Compensation Committee, a Corporate Governance and Nominating Committee and an Exploration Advisory Committee.

Audit Committee

The members of the Audit Committee are Mr. Eickerman (who acts as Chairman), Mr. Orchow and Mr. Schara. Each of the Directors is considered “independent” as defined by NASDAQ listing standards. The Committee operates under a formal written charter approved by the Committee and adopted by the Board of Directors. The Board of Directors has determined that director Kenneth S. Eickerman meets the definition of “audit committee financial expert” set forth in Item 401 of Regulation S-B, as promulgated by the SEC. The Audit Committee held four meetings during the fiscal year ended December 31, 2007. The responsibilities of the Audit Committee include monitoring compliance with Company policies and applicable laws and regulations, making recommendations to the full Board of Directors concerning the adequacy and accuracy of internal systems and controls, the appointment of auditors and the acceptance of audits, and monitoring management's efforts to correct any deficiencies discovered in an audit or supervisory examination.

Compensation Committee

Mr. Eickerman, Mr. Duff and Mr. Fish are the members of the Compensation Committee; this Committee does not have a charter. Mr. Eickerman is the Chairman of the Committee. This Committee receives and considers recommendations from the President for compensation for consultants, management, (including Mr. Walters) and the Directors. Compensation matters regarding Mr. Walters and Mr. Sharp are recommended to the Board of Directors for their consideration.  The Committee also is responsible for the administration of all awards made by the Board of Directors pursuant to the Restated 2003 Share Incentive Plan.  If the shareholders approve the 2008 Equity Incentive Plan, then the Compensation Committee shall make recommendations to the Board of Directors regarding administration of the Plan.  The Board of Directors, however, will administer the Plan.  The Company does not use compensation consultants.  This Committee held one meeting in 2007.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee is composed of Mr. Orchow, Mr. Schara and Mr. Walters; this Committee adopted a Charter at a meeting held May 7, 2007.  The Charter does not include a policy with regard to consideration of director candidates recommended by shareholders.  This Committee believes that it is in a better position than the average shareholder to locate and select qualified candidates for the Board of Directors, as the Company is a small, gold exploration company that requires its directors to have knowledge regarding the risks and opportunities in the gold mining industry.  This Committee did not hold a meeting in 2007.

Exploration Advisory Committee

The Exploration Advisory Committee is composed of Mr. Bigelow and Mr. Duff.  The members of this Committee have many years of experience in precious metal exploration, management and industry knowledge. The Committee will act as advisors to our management team in matters related to exploration properties and activities. This Committee does not have a charter, nor does the Board of Directors believe it is necessary to adopt specific criteria or procedures for this Committee.  This Committee did not hold a meeting in 2007.

The Board of Directors held five meetings in 2007; Committees of the Board of Directors, in total, held six meetings during the fiscal year ended December 31, 2007. All of the Directors attended more than seventy-five percent of the meetings of the Board of Directors and all of the Directors attended more than seventy-five percent of the meetings of the Committees on which they serve during the fiscal year ended December 31, 2007. The Board of Directors has not established a process for shareholders to send communications to the Board of Directors. Shareholders have adequate means of communicating with the Company and such a process is not necessary.  The Company has a policy requesting but not requiring directors to attend the annual meeting.  Five directors attended the annual meeting last year on May 7, 2007.

The following is a report of the Audit Committee of the Board of Directors, which is responsible for establishing and administering the Company’s internal controls.

Audit Committee Report

The three members of the Audit Committee of the Board of Directors listed above are independent Directors as defined by the NASDAQ listing standards. The Board of Directors has adopted a written charter for the Audit Committee; a copy of the Charter as adopted on October 11, 2003 was included as Appendix A to the Company's Proxy Statement filed April 10, 2007.

The responsibilities of the Audit Committee include recommending to the Board of Directors an accounting firm to be engaged as the Company's independent registered public accounting firm. Management is responsible for the preparation of the Company's financial statements and the financial reporting process, including the system of internal controls. The independent registered public accountants are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States. The Audit Committee's responsibility is to oversee these processes.

The Audit Committee has reviewed and discussed the audited financial statements with management and the independent registered public accountants as well as the matters required to be discussed by Statement On Auditing Standards No. 61, "Communication with Audit Committees."  The Company's independent registered public accountants have provided to the Audit Committee the written disclosures and the letter required by Independent Standards Board Standard No. 1, "Independence Discussions with Audit Committees" and has discussed the independence of the accountants with the independent accountants.  The Audit Committee also considered the compatibilities of non-audit services with the accountants' independence.

In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management the Company's audited consolidated financial statements contained in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2007.  The Audit committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2007, as filed with the Securities and Exchange Commission

The Audit Committee has discussed the overall scope and plans for the audit with the independent accountants selected by the directors. The Audit Committee will meet with the internal and independent accountants, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

This report is submitted by the Audit Committee. Its members are:

Kenneth S. Eickerman

William Orchow

William Schara

Communications with Directors

The Company does not have a formal process for stockholder communications with the Board of Directors.  The Board of Directors does not believe that such a process would be appropriate for the Company at this time.

Officers

Richard R. Walters:   Mr. Walters has been the President and a director since June 24, 2003; he was Acting Chief Financial Officer until November 1, 2003.   Mr. Walters spends approximately 80% of his business hours each month on matters related to Little Squaw.

Ted R Sharp: Mr. Sharp was appointed as Chief Financial Officer, Secretary, and Treasurer effective March 1, 2006.  Mr. Sharp spends approximately 50% of his business hours each month on matters related to Little Squaw.

Robert G. Pate:  Mr. Pate was appointed Vice President effective March 1, 2006.  On November 21, 2006 the Board of Directors changed Mr. Pate’s executive position from Vice President to Vice President of Operations. Effective January 1, 2007, Mr. Pate became the fulltime General Manager of the Chandalar project.  There are no family relationships among these directors and executive officers.  There also are no arrangements or understandings between these persons and any one of the other named persons pursuant to which any of these persons have been selected for the office or position.

Rodney A. Blakestad:  Mr. Blakestad was appointed Vice President of Exploration on May 1, 2007 and is a full-time employee of the Company.

Executive Compensation Agreements and Summary of Executive Compensation

Richard R. Walters, Principal Executive Officer:

We entered into a written Independent Contractor Agreement dated June 30, 2003 for a term of four months with Richard R. Walters, as a consultant. The Agreement was renewed on October 1, 2003 through September 30, 2004.  On November 12, 2004, and again on November 7, 2005, the Agreement was renewed retroactively to October 1, 2004 and October 1, 2005, respectively, by our Board of Directors for an additional one-year period under the original terms. On November 21, 2006, the Agreement was extended through December 31, 2006, and on January 18, 2007 the Agreement was amended and renewed retroactively to January 1, 2007. On February 15, 2008, the Agreement was extended through December 31, 2008, was renewed retroactive to January 1, 2008. The services provided by Mr. Walters include serving as our President and, for all intents and purposes, our Chief Executive Officer, and such other executive management functions as shall be requested by the Board of Directors.  The Agreement renews each year on the anniversary date for a one year term, pending board approval.  Either party may terminate the Agreement upon 15 days written notice. As consideration for performance of the services, we agreed to pay Mr. Walters a fee of $175 per day worked, pro rated for each partial day worked.  On February 15, 2006, the Board of Directors extended Mr. Walters’ Agreement for one year and increased the fee to $300 per day worked, pro rated for each partial day worked. On January 18, 2007, the Board of Directors extended Mr. Walters’ Agreement for one year and increased the fee to $550 per day worked, prorated for each partial day worked. On February 15, 2008, the Board increased the rate to $600 per day worked, prorated for each partial day worked, with opportunity to review and modify the fee on a quarterly basis due to potential wide variability in the ongoing activities of the Company.. Mr. Walters is not an employee.

Mr. Walters is entitled to reimbursement for his expenses, with any expense greater than $10,000 being subject to prior approval by the Compensation Committee.  No benefits are provided to Mr. Walters by us other than the compensation for his services.

Ted R. Sharp, Principal Financial Officer:

We entered into a written Independent Contractor Agreement, effective March 1, 2006, with Sharp Executive Associates, Inc, and the owner of that firm, Ted R. Sharp CPA, for Mr. Sharp to act as a Management Consultant to serve as Secretary, Treasurer and Chief Financial Officer and to provide through his extended staff and firm all services typical of an accounting department for a small company.  The term of the original Agreement was through December 31, 2006, and paid Mr. Sharp $7,500 per month as consideration for the performance of services.  On January 18, 2007, the Board of Directors extended Mr. Sharp’s Agreement for one year and increased the fee to $8,250 per month. On February 15, 2008, the Board of Directors extended Mr. Sharp’s Agreement for one year, retroactive to January 1, 2008, and increased the fee to $9,075 per month, with opportunity to review and modify the fee on a quarterly basis due to potential wide variability in the ongoing activities of the Company. Either party may terminate the Agreement upon 15 days written notice. Mr. Sharp also will be reimbursed for reasonable expenses previously approved by us.  As additional compensation for services in 2006, on March 1, 2006 we issued 25,000 shares of Restricted Common Stock and 50,000 Stock Options under the Restated 2003 Share Incentive Plan. The Restricted Common Stock vested on May 1, 2006 and had a grant price of $0.40, the market price of our stock on the date of grant. The Stock Options vested at May 1, 2006, have an exercise price of $0.40, the market price of our stock on the date of grant, and expire on March 1, 2016. No benefits are provided to Mr. Sharp by us for his services. Mr. Sharp is not an employee and serves on a part time basis.

Additionally, in May 2007, the Company’s Audit Committee engaged Mr. Sharp’s consulting firm, Sharp Executive Associates, Inc., to provide staff required to complete its compliance with Rule 404(a) of the Sarbanes-Oxley Act of 2002.  For 2007, the Company incurred and remitted fees $20,660 to Mr. Sharp’s firm for these compliance services.  Of this total, $450 is for time spent by Mr. Sharp personally, with all other fees attributable to three Certified Public Accountants employed by his firm.

Robert G. Pate, Vice President of Operations:

We entered into a written Independent Contractor Agreement, effective January 10, 2006, with Robert G. Pate as a Management Consultant to serve as the Assistant Project Manager for the Chandalar project. Effective March 1, 2006, our Board of Directors confirmed the appointment of Mr. Pate as Vice President.  The term of this Agreement was through December 31, 2006. As consideration for the performance of services, we paid Mr. Pate a fee of  $4,500 per month for a 15–day-per-month base work period plus $225 per day for each non-field day worked in excess to 15 days per month and $450 per day for each field day worked beyond the 15 day base period. Additionally, we paid Mr. Pate an extra $150 per day for each field day worked within the 15-day base period. Mr. Pate also was reimbursed for reasonable expenses previously approved by us.  As additional compensation for services in 2006, on February 13, 2006, we issued 25,000 shares of Restricted Common Stock and 50,000 Stock Options under the Restated 2003 Share Incentive Plan. The Restricted Common Stock vested upon grant and had a grant price of $0.50, the market price of our stock on the date of grant. The Stock Options vested at grant date have an exercise price of $0.50, the market price of our stock on the date of grant, and expire on February 13, 2016. No benefits were provided to Mr. Pate by us for his services under this Agreement. On November 21, 2006 the Board of Directors changed Mr. Pate’s executive position from Vice President to Vice President of Operations. Effective January 1, 2007, Mr. Pate was made the General Manager of the Chandalar project, and became an employee entitled to the same employee benefit as other employees, and remuneration is thereafter paid according to a monthly salary.

Rodney A. Blakestad, Vice President of Exploration:

We entered into an employment agreement on May 1, 2007, with Rodney A. Blakestad to serve as Vice President of Exploration with an annual salary of $135,000.  In connection with his appointment to this position, on May 7, 2007, we issued 50,000 shares of Restricted Common Stock and 100,000 Stock Options under the Restated 2003 Share Incentive Plan. The Restricted Common Stock vested upon grant and had a grant price of $1.07, the market price of our stock on the date of grant. The Stock Options vested at grant date have an exercise price of $1.07, the market price of our stock on the date of grant, and expire on May 7, 2017.

James C. Barker, Management Consultant:

We entered into a written Independent Contractor Agreement, effective January 10, 2006, with James C. Barker as a Management Consultant to serve as the Project Manager for the Chandalar project. The term of this Agreement was through December 31, 2006. As consideration for the performance of services, we paid Mr. Barker a fee of $625 per day for each field day worked, or $550 per day for each non-field day worked in each calendar month up to 15 days per month, then $450 per day for each non-field day worked in excess of 15 days per month. Mr. Barker was also reimbursed for reasonable expenses previously approved by us. After a one month lapse, effective February 1, 2007 Mr. Barker’s contract was renewed to December 31, 2007. Under the renewed contract, Mr. Barker was retained as a Management Consultant to serve as the Technical Manager for the Chandalar project. As consideration for the performance of services, we paid Mr. Barker a fee of $650 per day for each field day worked, or $575 per day for each non-field day worked in each calendar month up to 15 days per month, then $450 per day for each non-field day worked in excess of 15 days per month. Mr. Barker was also be reimbursed for reasonable expenses previously approved by us. No benefits were provided to Mr. Barker by us for his services. Mr. Barker is currently not under contract.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Summary Compensation Table

A summary of cash and other compensation paid in accordance with management consulting contracts for our Principal Executive Officer and the other named executives for the most recent year is as follows:

Summary Compensation Table

Name(4) and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All other Comp.	Total
(a)	(b)	(c)	(d)	(e)	(f)	(i)	(j)
Richard R. Walters Principal Executive Officer	2007	152,650	0	0	0	0	152,651
Ted R. Sharp Principal Financial Officer	2007	99,000	0	0	0	20,662(5)	119,662
Robert G. Pate(1) Vice President of Operations	2007	116,458	0	0	0	0	116,458
James C. Barker Management Consultant	2007	134,437	0	0	0	0	134,437
Rodney A. Blakestad Vice President of Exploration	2007	84,375	0	53,500(2)	78,000(3)	0	215,875

(1)

Mr. Pate was appointed as Vice President of Operations on January 18, 2007.

(2)

Stock Awards represent the aggregate grant date fair value of 50,000 restricted common shares for Mr.  Blakestad, computed in accordance with FAS 123R.  The grant, vesting and forfeiture information and assumptions made in valuation may be found in Note 6 to our financial statements for the year ended December 31, 2007 as reported in our Form 10-KSB for that period.

(3)

Option Awards represent the aggregate grant date fair value of options to purchase 100,000 common shares for Mr. Blakestad, computed in accordance with FAS 123R. The grant, vesting and forfeiture information and assumptions made in valuation may be found in Note 6 to our financial statements for the year ended December 31, 2007 as reported in our Form 10-KSB for that period.

(4)

No other executive or person earned more than $100,000 for the year.  Columns for certain forms of compensation have been omitted from the table because no compensation was paid for those forms of compensation during the period reported.

(5)

Other Compensation includes fees paid to Sharp Executive Associates, Inc., Mr. Sharp’s consulting firm, for services rendered in relation to the Company’s compliance with Rule 404(a) of the Sarbanes-Oxley Act of 2002. Of this amount, $20,212 was attributable to services rendered by Certified Public Accountants other than Mr. Sharp.

Material factors necessary to an understanding of the compensation in this table are set forth in the description of the compensation agreements.  No performance targets or grants were modified or waived during the last fiscal year.

Outstanding Equity Awards at Fiscal Year-end

Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options(1) (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Exercise Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Ted R. Sharp Principal Financial Officer	50,000(2)	0	0	$0.40	March 1, 2016	0	0	0	0
Robert G. Pate Vice President of Operations	50,000(3)	0	0	$0.50	February 13, 2016	0	0	0	0
Rodney A. Blakestad Vice President of Exploration	100,000(4)	0	0	$1.07	May 7, 2017	0	0	0	0

(1)

Options vest when issued, except options issued to Mr. Sharp on March 1, 2006, which vested May 1, 2006.

(2)

On March 1, 2006, we issued 25,000 shares of common stock, vesting May 1, 2006, and options to purchase 50,000 shares of common stock, vesting May 1, 2006, exercisable for a ten-year period from the date of issuance at an exercise price of $0.40 per share to Ted R. Sharp under our Restated 2003 Share Incentive Plan, in connection with his appointment as our Treasurer, Secretary and Chief Financial Officer.

(3)

On February 13, 2006, we issued 25,000 shares of common stock, which vested immediately, and options to purchase 50,000 shares of common stock, which also vested immediately, exercisable for a ten-year period from the date of issuance at an exercise price of $0.50 per share to Robert G. Pate under our Restated 2003 Share Incentive Plan, in connection with his appointment as Vice President.

(4)

On May 7, 2007, we issued 50,000 shares of common stock, which vested immediately, and options to purchase 100,000 shares of common stock, which also vested immediately, exercisable for a ten-year period from the date of issuance at an exercise price of $1.07 per share to Rodney A. Blakestad under our Restated 2003 Share Incentive Plan, in connection with his appointment as Vice President of Exploration.

Retirement, Resignation or Termination Plans

We sponsor no plan, whether written or verbal, that would provide compensation or benefits of any type to an executive upon retirement, or any plan that would provide payment for retirement, resignation, or termination as a result of a change in control of our Company or as a result of a change in the responsibilities of an executive following a change in control of our Company.

Director Compensation

Name	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Charles G. Bigelow	9,150(3)	0	0	0	0	0	9,150
David S. Atkinson(1)	2,000	0	0	0	0	0	2,000
James K. Duff	2,000	0	0	0	0	0	2,000
Kenneth S. Eickerman	4,000	0	0	0	0	0	4,000
James A. Fish	2,500	0	0	0	0	0	2,500
William Orchow	4,000	0	0	0	0	0	4,000
William V. Schara	3,500	0	0	0	0	0	3,500

(1)

Mr. Atkinson was appointed as director effective May 7, 2007.

(2)

The Directors receive $500 for each board meeting and $300 for each committee meeting.

(3)

Amount includes $6,350 paid to Mr. Bigelow for personal services performed related to two trade shows and certain other investor relations activities.

On March 29, 2006, we issued 50,000 shares of common stock and options to purchase 50,000 shares of common stock exercisable for a ten year period from the date of issuance at an exercise price of $0.65 per share to William V. Schara under our Restated 2003 Share Incentive Plan, in connection with his appointment to our Board of Directors.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of shares of our common stock as of  December 31, 2007 by:

(i)

each director and nominee for director;

(ii)

each of our executive officers named in the Summary Compensation Table under "Executive Compensation and Related Information" (the "Named Executive Officers");

(iii)

all our executive officers and directors as a group, and, based on currently available Schedules 13D and 13G filed with the SEC, the beneficial owners of more than 5% of our common stock.

Title of Class	Name of Beneficial Owner	Address	Amount and Nature of Beneficial Ownership		Percent of Class (1)
Directors and Named Executive Officers
Common Stock	Richard R. Walters, President, Chief Executive Officer and Director	3412 S. Lincoln Dr. Spokane, WA 99203	769,060		1.78%
Common Stock	William Orchow, Director	67 P Street Salt Lake City, UT 84103	182,500	(3)	*
Common Stock	Charles G. Bigelow, Director	11562 Discovery Heights Cl Anchorage, AK 99515	170,000	(2)(3)	*
Common Stock	James A. Fish, Director	4923 S. Woodfield Lane Spokane, WA 99223	167,000	(2)(3)	*
Common Stock	James K. Duff, Chairman and Director	3882 Player Drive Coeur d’Alene, ID 83815	267,903	(2)(3)	*
Common Stock	Kenneth S. Eickerman, Director	6717 S. Mayflower Rd. Spokane, WA 99224	50,000		*
Common Stock	David S. Atkinson, Director	3466 NW Bryce Canyon Lane Bend, OR 97701	6,361,222	(10)	14.52%
Common Stock	William V. Schara, Director	3221 S. Rebecca Spokane, WA 99223	100,000	(8)	*
Common Stock	Ted R. Sharp, Secretary, Treasurer and Chief Financial Officer	714 Whisperwood Ct. Nampa, ID 83686	103,182	(6)	*
Common Stock	Robert G. Pate, Vice President of Operations	8620 E. Parkside Lane Spokane Valley, WA 99217	75,000	(7)	*
Common Stock	Rodney A. Blakestad, Vice President of Exploration	1602 W. Placita Sin Nieve Sahuarita, AZ 85629	150,000	(11)	*
Common Stock	All current executive officers and directors as a group		8,395,867	(4)	19.16%
5% or greater shareholders
Common Stock	RAB Special Situations (Master) Fund Limited	c/o RAB Capital plc 1 Adam Street London WC2N 6LE	7,577,096	(5)	9.99%
Common Stock	Forza Partners, L.P.	1574 NW Crossing Dr., Suite 205 Bend, OR 97708	6,361,222	(9)	14.52%
Common Stock	Nicholas Gallagher	5 Churchfields The K Club Straffan Kildare, Ireland	4,350,000	(10)	9.93%

*

Less than 1%.

(1)

This table is based upon information supplied by officers and directors.  Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.  Applicable percentages are based on 43,808,724 shares outstanding on December 21, 2007, adjusted as required by rules promulgated by the SEC.

(2)

Includes 5,000 shares of common stock acquirable upon exercise of vested options exercisable before March 3, 2014.

(3)

Includes 50,000 shares of common stock acquirable upon exercise of vested options exercisable before December 31, 2014.

(4)

Includes shares of common stock acquirable upon exercise of vested options exercisable described in footnotes (2), (3), (7), (8) and (12).

(5)

RAB Special Situations (Master) Fund Limited is organized under the laws of the Cayman Islands.  The total includes 2,577,096 shares of common stock, and 5,000,000 shares of common stock acquirable upon exercise of a convertible debenture before November 20, 2008. The 6% convertible debenture is for a principal amount of $1,000,000 convertible into 5,000,000 shares of common stock at $0.20 per share. On March 8, 2007, the shareholder exercised a Class A Warrant that had been issued with the convertible debenture to acquire 2,500,000 shares of common stock at $0.30 per share.  The 6% convertible debenture and the Class A Warrant contain provisions that limit the selling shareholder’s beneficial ownership in the class of common stock of Little Squaw to 9.99%. Shares totaling 34,979 and 28,767 were issued to the holder on December 31, 2007 and June 1, 2007, respectively, for 2007 interest under the terms of the convertible debenture.

(6)

Includes 25,000 shares of common stock and 50,000 shares of common stock acquirable upon exercise of options, both of which were issued on March 1, 2006 and vested on May 1, 2006.  The options are exercisable before May 1, 2016.

(7)

Includes 25,000 shares of common stock and 50,000 shares of common stock acquirable upon exercise of vested options issued on February 13, 2006.  The options are exercisable before February 13, 2016.

(8)

Includes 50,000 shares of common stock acquirable upon exercise of vested options exercisable before March 29, 2016.

(9)

Mr. Atkinson in general partner and investment decision maker for Forza Partners, L.P.  He holds no shares personally.  The total includes 574,806 shares of common stock acquirable upon exercise of Class B warrants exercisable before February 24, 2009. Because of Mr. Atkinson’s position as director and as general manager of Forza Partners, L.P., which is a greater than 5% shareholder, the shares beneficially owned by Mr. Atkinson are listed twice in the table.

(10)

Includes 3,600,000 shares of common stock and 750,000 shares of common stock acquirable upon exercise of Class C Warrants, which are exercisable before December 27, 2008. The warrants contain provisions that restrict exercise of the warrants if the holder’s beneficial ownership would exceed 9.99% of the Company’s common stock.

(11)

Includes 100,000 shares of common stock acquirable upon exercise of vested options exercisable before May 7, 2017.

We have no knowledge of any other arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of our company.

We are not, to the best of our knowledge, directly or indirectly owned or controlled by another corporation or foreign government.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act requires the executive officers and directors, and any persons who own more than ten percent (10%) of the stock of the Company (collectively, "Reporting Persons") to file reports of ownership and changes in ownership with the SEC.  These reports are filed on Forms 3, 4, and 5.  Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that are filed.  Based solely upon a review of the copies of Section 16(a) forms received by the Company, all the Reporting Persons have complied with applicable filing requirements except as follows:

The annual report on Form 5 was not timely filed for Rodney A. Blakestad, a Company officer.

PROPOSAL TWO

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected DeCoria, Maichel & Teague, P.S., 1105 W. Francis, Suite A, Spokane, Washington  99205 [(509) 535-3503] as the independent registered public accounting firm to examine the consolidated financial statements of the Company and its subsidiary for the fiscal year ending December 31, 2008; the shareholders are asked to consider and vote upon the ratification of such selection. The Board of Directors recommends that the shareholders vote for ratification of the selection of DeCoria, Maichel & Teague, P.S. as the independent registered public accounting firm.

DeCoria, Maichel & Teague, P.S. have examined the financial statements of the Company since the fiscal year ended December 31, 2003.  A representative of that accounting firm will be present at the Annual Meeting with the opportunity to make a statement if desired and to respond to appropriate questions.

The following table summarizes the fees that DeCoria, Maichel and Teague, P.S. charged the Company for the listed services during 2006 and 2007:

Type of fee:	2006	2007	Description

Audit fees:	$31,114	$38,900 est.	2006 and 2007: Services in connection with the audit of the annual financial statements and the review of the financial statements included in our reports on Forms 10-QSB and 10-KSB.
Audit related fees:	14,151	-0-	For assurance and related services that were reasonably related to the performance of the audit or review of financial statements and not reported under "Audit Fees".
Tax fees:	-0-	-0-	2006 and 2007: None
All other fees	-0-	-0-	2006 and 2007: None.
	$45,265	$38,900 est.

The Audit Committee does not have pre-approval policies for fees other than audit or audit-related fees.

PROPOSAL THREE

APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION OF LITTLE SQUAW GOLD MINING COMPANY CHANGING THE NAME OF THE COMPANY TO GOLDRICH MINING COMPANY.

The Board of Directors has unanimously approved an amendment to the Company's Articles of Incorporation, changing the name from "Little Squaw Gold Mining Company" to "Goldrich Mining Company", subject to shareholder approval.  The full text of the proposed change to the Company's Articles of Incorporation is part of the proposed Articles of Amendment included in this Proxy Statement as Appendix A.

We believe that there are several reasons for changing the name of the Company.  The use of the word "squaw" in the Company's name has been criticized as that word is considered by many to be condescending to certain cultures.  Because of negative connotations associated with that word, we also have found it to be a distractive obstacle when discussing financing arrangements with investment banks and financial institutions.    The Company's name historically has been associated with the geographic area around Little Squaw Creek in Alaska since the Company's incorporation in Alaska in 1959.  The Company's patented and unpatented mining claims have been located in that area exclusively until 2006.  Now, however, the Company has claims and interests in properties in other mining areas in Nevada, Mexico and Brazil.  It is no longer appropriate for the Company's name to be limited by its initial, historic beginnings.  The Company's primary business purpose is locating, exploring, and developing gold mining properties of all types.  The name should be more descriptive of its gold exploration business activities.

Shareholders will not be required to submit their stock certificates for exchange as a result of this proposed name change.  Following the effective date of the Amendment changing the name of the Company to Goldrich Mining Company, all new stock certificates issued by the Company will be printed with the Goldrich Mining Company name.  If the shareholders approve this Proposal at the Annual Meeting, then the amendment to the Articles of Incorporation will be filed promptly with the offices of the Secretaries of State of Alaska and Washington, with the name change being effective upon the filing date in those two states.

The Board of Directors Recommends a Vote "For" the Approval of the Change of Name of the Company.

INTEREST OF CERTAIN PERSONS IN THE MATTER TO BE ACTED UPON

None of the Company's officers, directors or affiliates has a substantial interest in this Proposal, other than as a shareholder of the Company.

PROPOSAL FOUR

Approval of the 2008 Equity Incentive Plan and Issuance of

Shares of Common Stock of the Company Pursuant to the Plan

The Company is requesting shareholders to approve the 2008 Equity Incentive Plan (the "2008 Plan").  On January 16, 2008, the Board of Directors of the Company adopted the 2008 Plan, subject to approval by the shareholders.  All prior incentive share plans were approved by the Company's shareholders.  The 2008 Plan authorizes the issuance of up to 5,400,000 shares of common stock which includes the shares reserved for issuance under the Little Squaw Mining Company Restated 2003 Share Incentive Plan (the "Current Plan"), subject to adjustment.  The approval of the 2008 Plan and the issuance of the shares as contemplated by the 2008 Plan are subject, however, to the approval of the shareholders.  The purposes considered by the Company in adopting the 2008 Plan are:

•

to enhance the ability of the Company to attract and retain the most talented employees, directors, and consultants available;

•

to promote the growth and success of our business by aligning the long-term interests of employees, directors, and consultants of and to the Company with those of our shareholders by providing an opportunity to acquire an interest in the Company's business through ownership of shares of common stock; and

•

to provide a reward for exceptional performance and a long-term incentive for future contributions to the Company's success.

Currently, we have authorized the issuance of shares of common stock of the Company following (i) an exercise of stock options by an employee, officer or director of the Company or (ii) the removal of any restriction on any restricted stock granted to any employees, directors or consultants of the Company through the Current Plan.  As of January 16, 2008, the Company had an aggregate of 210,000 shares remaining for future awards by the Company under the Current Plan.  No further awards will be made pursuant to the Current Plan upon shareholder approval of the 2008 Plan; the remaining shares available for future awards will be issued in connection with awards pursuant to the 2008 Plan.

The 2008 Plan permits the grant of the following awards:

•

incentive stock options;

•

nonqualified stock options;

•

restricted stock or restricted stock units; and

•

stock appreciation rights.

The flexibility of the 2008 Plan in types and specific terms of awards will allow future awards to be based on then-current objectives for aligning compensation with the future and long term success of the Company.

The following is a summary of the material terms of the 2008 Plan and is qualified in its entirety by reference to the 2008 Plan.  The complete text of the 2008 Plan is attached to this Proxy Statement as Appendix B.  Because of the proposed name change for the Company, it is referred to as the Goldrich Mining Company 2008 Equity Incentive Plan.

Summary of the 2008 Plan

Administration

The Board of Directors of the Company (the "Board") will administer the 2008 Plan.  The Board will have authority to determine when and to whom awards will be granted, including the type, amount, form of payment and other terms and conditions of each award, consistent with the provisions of the 2008 Plan.  In addition, the Board has the authority to interpret the 2008 Plan and the awards granted under the Plan, and establish rules and regulations for the Administration of the Plan.  The Compensation Committee of the Board shall make recommendations to the Board regarding the administration of the 2008 Plan.

Eligible Participants

All Employees, Directors and Consultants of the Company are eligible to participate in the Current Plan and the 2008 Plan.

Shares Available for Awards

The aggregate number of shares of the Company's common stock (“Common Stock”) that may be issued as awards under the 2008 Plan will be 5,400,000 shares; this total number of shares includes the 1,200,000 shares of Common Stock available for issuance under the Current Plan and 4,200,000 additional shares of Common Stock reserved and set aside for the 2008 Plan by the Board.  Certain types of mergers, acquisitions and other reorganizations in the future could require additional shares to be reserved and set aside by the Company.  The Board also may request the Company to adjust the aggregate number of shares reserved for issuance under the Plan if a stock dividend is declared or other type of distribution occurs, including a stock split, merger, extraordinary dividend, or other similar corporate transaction or event, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the 2008 Plan.

If any shares of Common Stock related to an award granted under the Current Plan or the 2008 Plan are forfeited or become unexercisable, or if any award terminates without the delivery of any shares, the shares of Common Stock previously set aside for such awards will be available for future awards under the 2008 Plan.

Stock Options and Stock Appreciation Rights

The Board may award stock options in the form of nonqualified stock options or incentive stock options with a maximum term of ten (10) years.  Moreover, the Board may award stock appreciation rights.  The Board will establish the vesting schedule for stock options and the method of payment of the exercise price, which may include cash, installment payments or shares.  The Board will establish the manner and timing under which restrictions may lapse.  The exercise price for any option and the base price for any stock appreciation right will not be less than the fair market value of the underlying shares on the date of the grant.

Restricted Stock and Restricted Stock Units

The Board may award restricted stock and restricted stock units and establish the applicable restrictions, including any limitation on voting rights or the receipt of dividends.  The Board may decide to include dividends or dividend equivalents as part of an award of restricted stock or restricted stock units and may accrue dividends, with or without interest, until the award is paid.  The Board will establish the manner and timing under which restrictions may lapse.

Expiration, Termination or Forfeiture of Awards

Unless otherwise provided in the applicable award agreement or any severance agreement, vested awards granted under the 2008 Plan will expire, terminate, or otherwise be forfeited as follows:

•

Ninety (90) days after the date of termination of a Participant's Continuous Status as a Participant, other than in the circumstances described below;

•

Immediately upon termination of a Participant's Continuous Status as a Participant for cause as defined in a Company subplan or Award Agreement;

•

Twelve (12) months after the date on which a Participant ceased performing services as a result of his or her Disability (as defined in the 2008 Plan); and

•

Twelve (12) months after the death of a Participant who was a Participant whose Continuous Status as a Participant terminated as a result of their death.

Amendment and Termination

The Board generally may amend or terminate the 2008 Plan as it determines to be advisable.  Shareholder approval will not be required in order to amend or terminate the 2008 Plan unless otherwise required by the Internal Revenue Code, the Securities and Exchange Commission or any listing requirement of any stock exchange.  No amendment may be made without shareholder approval if such amendment would increase the aggregate number of shares which may be issued under the 2008 Plan.  The Board may amend the 2008 Plan without shareholder approval to comply with legal, regulatory and listing requirements and to avoid unanticipated consequences deemed by the Board to be inconsistent with the purposes of the 2008 Plan.

Transferability of Awards

Unless otherwise provided by the Board, an Award issued under the 2008 Plan may only be transferred by will or the laws of descent and distribution.  The Board may permit further transferability pursuant to such conditions and limitations as it may impose.

Change in Control

With respect to an Award granted under the 2008 Plan, if the Company incurs a Change in Control event, including a merger or consolidation in which the Company is not the continuing or surviving corporation or a sale of all or substantially all of its assets, then the surviving company may assume the outstanding awards of the 2008 Plan or substitute similar awards for the outstanding awards of the 2008 Plan.  If such awards are not assumed or substituted, any Award granted under the 2008 Plan will be, at the discretion of the Board, either (i) accelerated so that they are exercisable on a date prior to the Change in Control event, (ii) required to be surrendered and canceled with a payment being made to the Participant equal to the Change in Control Value or (iii) adjusted to reflect the Change in Control, including the right to make no adjustment whatsoever.

Federal Income Tax Consequences

The grant of an option or stock appreciation right will create no tax consequences for the Participant or the Company.  A Participant will have no taxable income upon the exercise of an incentive stock option, except that the alternative minimum tax may apply.  Upon exercise of an option other than an incentive stock option, a Participant generally must recognize ordinary income equal to the fair market value of the shares acquired minus the exercise price.  Upon a disposition of shares acquired by exercise of an incentive stock option before the end of the applicable incentive stock option holding periods, the Participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the shares at the date of exercise minus the exercise price or (ii) the amount realized upon the disposition of the incentive stock option shares minus the exercise price.  Otherwise, a Participant's disposition of shares acquired upon the exercise of an option (including an incentive stock option for which the incentive stock option holding periods are met) generally will result in only capital gain or loss.  Other Awards under the Plan, including nonqualified stock options, stock appreciation rights and restricted stock, generally will result in ordinary income to the Participant at the later of the time of delivery of cash, share or other Awards or the time that either the risk of forfeiture or restriction on transferability lapses on previously delivered cash, shares or other Awards.  Except as provided in Section 162(m) of the Code, the Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the Participant in connection with an option, stock appreciation right, restricted stock or other Award, but will be entitled to no tax deduction relating to amounts that represent a capital gain to the Participant.  Thus, the Company will not be entitled to any tax deduction with respect to an incentive stock option if the Participant holds the shares for the incentive stock option holding periods.

New Plan Benefits

Generally, it is not possible to determine the benefits or amounts that will be received by or allocated under the 2008 Plan to the Employees, Directors and Consultants of the Company as such grants are made in the discretion of the Board and the 2008 Plan is not the type of plan that has set benefits or amounts.  We have not granted, and do not expect to grant, any additional shares under the Current Plan between December 2007 and the Effective Date of the 2008 Plan.  Upon shareholder approval of the 2008 Plan, no further awards will be granted under the Current Plan.

In November 2005 our Board of Directors ratified changes to the Current Plan that brought it into compliance with new additions to the Internal Revenue Code (principally Code 409A) that require companies to recognize the fair market value of stock options and other share based payments awarded to employees and associates as compensation expense.  The new law became effective for us on January 1, 2006.  Any new shares issued under the Current Plan would be based on their then current market price or higher.

As of December 31, 2007, securities authorized for issuance under the Current Plan, approved by the shareholders, as equity compensation were as follows:

	Number of Shares to be Issued upon Exercise of Outstanding Options, and Rights (a)	Weighted Average Exercise price of Outstanding Options and Rights (b)	Number of Shares remaining Available for Future Issuance (c)
Equity compensation plan approved by shareholders	515,000	$ 0.51	210,000
Equity compensation plans not approved shareholders	-----	-----
	515,000		210,000

The Board of Directors Recommends

A Vote “FOR” the Approval of the 2008 Equity Incentive Plan

OTHER BUSINESS

No other business is intended to be brought before the Annual Meeting by the Board of Directors, nor is the Board of Directors aware of any other business to be brought before the Annual Meeting by others. If, however, any other business properly comes before the Annual Meeting, the enclosed proxy authorizes the persons named in the proxy to vote on such other business in their discretion.

Information Concerning Shareholder Proposals and Director Nominations

The rules of the SEC require stockholder proposals to be considered for inclusion in next year’s proxy statement, to be submitted in writing to Ted R. Sharp, Secretary, Little Squaw Gold Mining Company, 3412 S. Lincoln Drive, Spokane, Washington 99203-1650 on or before December 9, 2008.  If our 2008 Annual Meeting is not held within 30 calendar days of May 4, 2009, or is held 30 calendar days earlier than May 4, 2009, to be timely, any notice by the shareholder to nominate a person for director must be received not later than the close of business on the tenth day following the day on which the first public announcement of the date of the Annual Meeting was made or the notice of the meeting was mailed, whichever occurs first.

REPORT TO SHAREHOLDERS

The Annual Report on Form 10-KSB (without exhibits) of the Company for the fiscal year ended December 31, 2007 is also enclosed with this Proxy Statement. The Annual Report includes a description of the business and property of the Company; these descriptions are included by reference herein. The financial statements of the Company (appearing under the heading “Financial Statements” in the Annual Report) and the information regarding lack of changes in or disagreements with accountants of the Company (appearing in Part II, Item 9 of the Annual Report) which are contained in the Annual Report are incorporated by reference herein.

AVAILABLE INFORMATION

The Company currently files periodic reports and other information with the SEC. Such information and reports may be obtained as follows:

You may read and copy the information and reports at the SEC's Public Reference Room at 450 Fifth Street, NW, Washington D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.

You will find the information and reports on the SEC Internet site at http://www.sec.gov/.

You can access the Company's website at www.littlesquawgold.com. Links to the SEC Internet site are provided on the Company’s website. Additional information, including recent press releases, is also available on the Company's Website.

By Order of the Board of Directors

William V. Schara

April ____, 2008

Chairman

APPENDIX A

ARTICLES OF AMENDMENT

TO THE ARTICLES OF INCORPORATION

OF

LITTLE SQUAW GOLD MINING COMPANY

The undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation pursuant to the provisions of Alaska Statute 10.06.510.

I.

The name of the Corporation is Little Squaw Gold Mining Company.

II.

Article One of the Articles of Incorporation is hereby amended in its entirety by changing the name of the Corporation to Goldrich Mining Company.

III.

The Amendment to the Articles of Incorporation was adopted by the Board of Directors on January 16, 2008.  The Amendment to the Articles of Incorporation was adopted by the shareholders on May 5, 2008.  The number of shares outstanding and entitled to vote is ____________.  The number of shares voted for, against, and abstaining from the Amendment is as follows:

Article No.	Shares For:	Shares Against:	Shares Abstain

DATED this ____ day of ___________, 2008.

LITTLE SQUAW GOLD MINING COMPANY

By:

      Richard R. Walters, President

By:

      Ted R. Sharp, Secretary

1

STATE OF WASHINGTON

)

)ss.

County of Spokane

)

I certify that I know or have satisfactory evidence that RICHARD R. WALTERS, is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the President of LITTLE SQUAW GOLD MINING COMPANY, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Dated _______________________, 2008.

Print Name:

Notary Public in and for the State of

Washington, residing at

My Commission Expires:

STATE OF WASHINGTON

)

)ss.

County of Spokane

)

I certify that I know or have satisfactory evidence that TED R. SHARP, is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the Secretary of LITTLE SQUAW GOLD MINING COMPANY, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Dated ________________________, 2008.

Print Name:

Notary Public in and for the State of

Washington, residing at

My Commission Expires:

2

Appendix B

GOLDRICH MINING COMPANY

2008 EQUITY INCENTIVE PLAN

1

Table of Contents

Page

1.

Purposes of the Plan

1

2.

Definitions

1

   (a)

“Award”

1

   (b)

“Award Agreement”

1

   (c)

“Beneficial Ownership”

1

   (d)

“Board”

1

   (e)

“Change in Control”

1

   (f)

“Change in Control Value”

1

   (g)

“Code”

2

   (h)

“Committee”

2

   (i)

“Common Stock”

2

   (j)

“Company”

2

   (k)

“Consultant”

2

   (l)

“Continuous Status as a Participant”

2

   (m)

“Director”

2

   (n)

“Disability”

2

   (o)

“Effective Date”

2

   (p)

“Employee”

2

   (q)

“Exchange Act”

3

   (r)

“Executive Officers”

3

   (s)

`”Fair Market Value”

3

   (t)

“Former Plan”

3

   (u)

“Incentive Stock Option”

3

   (v)

“Non-Employee Director”

3

   (w)

“Non Qualified Stock Option”

3

   (x)

“Option”

3

   (y)

“Option Price”

3

   (z)

“Parent”

3

   (aa)

“Participant”

3

   (bb)

“Performance Criteria”

3

   (cc)

“Plan”

3

   (dd)

“Reprice”

4

   (ee)

“Restricted Stock”

4

   (ff)

“Restricted Stock Units”

4

   (gg)

“SAR”

4

   (hh)

“SEC”

4

   (ii)

“Share”

4

   (jj)

“Stand-Alone SAR”

4

   (kk)

“Subcommittee”

4

   (ll)

“Subsidiary”

4

   (mm)

“Ten Percent Shareholder”

4

3.

Shares Subject to the Plan.

4

   (a)

Reservation of Shares.

4

   (b)

Substitutions and Assumptions.

5

   (c)

Securities Law Compliance

5

4.

Adjustments to Shares Subject to the Plan.

5

   (a)

Capitalization Adjustments

5

   (b)

Change in Control

5

   (c)

No Limitations

6

ii

5.

Plan Administration.

6

   (a)

Authority

6

   (b)

Powers of the Committee

6

   (c)

Effect of Committee”s Decision

7

6.

General Eligibility.

7

   (a)

Awards

7

   (b)

No Employment/Service Rights

7

7.

Grant, Terms and Conditions of Options.

8

   (a)

Designation

8

   (b)

Option Price

8

   (c)

Term of Options

8

   (d)

Vesting

8

   (e)

Substitution of SARs for Options

8

   (f)

Exercise

8

8.

Grant, Terms and Conditions of Stock Awards.

8

   (a)

Designation

8

   (b)

Restrictions

9

   (c)

Performance Criteria

9

   (d)

Vesting

9

9.

Grant, Terms and Conditions of SARs.

9

   (a)

Grants

9

   (b)

Stand-Alone SARs.

9

10.

Procedure for Exercise; Rights as a Shareholder.

10

   (a)

Procedure

10

   (b)

Method of Payment

10

   (c)

Withholding Obligations

10

   (d)

Shareholder Rights

11

   (e)

Non-Transferability of Awards

11

11.

Expiration of Awards.

11

   (a)

Expiration, Termination or Forfeiture of Awards

11

   (b)

Extension of Term

11

12.

Term, Amendment and Termination of the Plan.

11

   (a)

Term of Plan

11

   (b)

Amendment and Termination

11

   (c)

Effect of Amendment or Termination

12

   (d)

Code Section 409A.

12

iii

GOLDRICH MINING COMPANY

2008 EQUITY INCENTIVE PLAN

1.

Purposes of the Plan.  The purposes of this Plan are to further the growth, development and financial success of the Company by attracting and retaining the most talented Employees, Consultants and Directors available, and by aligning the long-term interests of Employees, Consultants and Directors with those of the shareholders by providing an opportunity to acquire an ownership interest in the Company and by providing both performance rewards and long term incentives for future contributions to the success of the Company.

The Plan permits the grant of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Restricted Stock Units or Stock Appreciation Rights, at the discretion of the Board (as recommended by the Committee) and as reflected in the terms of the Award Agreement.  Each Award will be subject to conditions specified in the Plan, such as continued employment or satisfaction of performance criteria, as well as any conditions specified in the Award Agreement.

The options granted under the Former Plan shall continue to be administered under the Former Plan until such time as those options are exercised, expire or become unexercisable for any reason.

2.

Definitions.  As used herein, the following definitions shall apply:

a.

“Award” shall mean any award or benefits granted under the Plan, including Options, Shares, Restricted Stock, Restricted Stock Units, SARs and cash.

b.

“Award Agreement” shall mean a written or electronic agreement between the Company and the Participant setting forth the terms of the Award.

c.

“Beneficial Ownership” shall have the meaning set forth in Rule 13d-3 promulgated under the Exchange Act.

d.

“Board” shall mean the Board of Directors of the Company.

e.

“Change in Control” shall mean any of the following events: (i) any organization, group, or person (“Person”) (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) (the “Exchange Act”) is or becomes the Beneficial Owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing thirty-five percent (35%) or more of the combined voting power of the then outstanding securities of the Company; or (ii) during any two (2) year period, a majority of the members of the Board serving at the date of approval of this Plan by shareholders is replaced by Directors who are not nominated and approved by the Board; or (iii) a majority of the members of the Board are represented by, appointed by, or affiliated with any Person whom the Board has determined is seeking to effect a Change in Control of the Company; or (iv) the Company shall be combined with or acquired by another company and the Board shall have determined, either before such event or thereafter, by resolution, that a Change in Control will or has occurred.

f.

“Change in Control Value” shall equal (i) the per share price offered to shareholders of the Company in any Change in Control transaction, (ii) the price per share offered to shareholders of the Company in any tender offer or exchange offer whereby a Change in Control takes place, or (iii) if such Change in Control occurs other than pursuant to a tender or exchange offer, the fair market value per share of the shares into which any Award being surrendered or otherwise canceled are subject, as determined by the Board (as recommended by the Committee) as of the date determined by the Board (as recommended by the Committee) to be the date of cancellation and surrender of such Awards. In the event that the consideration offered to shareholders of the Company in any transaction consists of anything other than cash, the Board (as recommended by the Committee) shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

g.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

h.

“Committee” shall mean the Compensation Committee of the Board.  The members of the Committee shall be appointed from time to time and shall serve at the discretion of the Board.

i.

“Common Stock” shall mean the common stock of the Company.

j.

“Company” shall mean Goldrich Mining Company, an Alaska corporation and any successor thereto.

k.

“Consultant” shall mean any person, except an Employee, engaged by the Company or any Subsidiary of the Company, to render personal services to such entity, including as an advisor, pursuant to the terms of a written agreement.

l.

“Continuous Status as a Participant” shall mean (i) for Employees, the absence of any interruption or termination of service as an Employee, (ii) for Directors, the absence of any interruption or termination of service as a Director, and (iii) for Consultants, the absence of any interruption, expiration, or termination of such person’s consulting or advisory relationship with the Company or the occurrence of any termination event as set forth in such person’s Award Agreement.  Continuous Status as a Participant shall not be considered interrupted (A) for an Employee on leave under any recognized form of leave under policies of the Company or any applicable Subsidiary as may be in effect from time to time, and (B) for a Consultant, in the case of any temporary interruption in such person’s availability to provide services to the Company which has been authorized in writing by a vice president of the Company prior to its commencement.

m.

“Director” shall mean a member of the Board.

n.

“Disability” shall mean (i) in the case of a Participant whose employment with the Company or a Subsidiary is subject to the terms of an employment or consulting agreement that includes a definition of “Disability” as used in this Plan shall have the meaning set forth in such employment or consulting agreement during the period that such employment or consulting agreement remains in effect; and (ii) in all other cases, the term “Disability” as used in this Plan shall mean a “permanent and total disability” as the term is defined for purposes of Section 22(e)(3) of the Code.

o.

“Effective Date” shall mean the date of the meeting of the Shareholders of the Company at which this Plan is approved by the Company's Shareholders.

p.

“Employee” shall mean any person, including an officer, who is a common law employee of, receives remuneration for personal services to, is reflected on the official human resources database as an employee of, and is on the payroll of the Company or any Subsidiary of the Company.  A person is on the payroll if he or she is paid from or at the direction of the payroll department of the Company, or any Subsidiary of the Company.  Persons providing services to the Company, or to any Subsidiary of the Company, pursuant to an agreement with a staff leasing organization, temporary workers engaged through or employed by temporary or leasing agencies, and workers who hold themselves out to the Company, or a Subsidiary to which they are providing services as being independent contractors, or as being employed by or engaged through another company while providing the services, and persons covered by a collective bargaining agreement (unless the collective bargaining agreement applicable to the person specifically provides for participation in this Plan) are not Employees for purposes of this Plan and do not and cannot participate in this Plan, whether or not such persons are, or may be reclassified by the courts, the Internal Revenue Service, the U. S. Department of Labor, or other person or entity, as common law employees of the Company, or any Subsidiary, either solely or jointly with another person or entity.

q.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

r.

“Executive Officers” shall mean the officers of the Company as such term is defined in Rule 16a-1 under the Exchange Act.

s.

“Fair Market Value” shall mean a price that is based on the sale price of the last transaction of a the Company’s Common Stock Share on any established stock exchange (or exchanges) on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Board (as recommended by the Committee) in its discretion; provided, however, the period shall not extend more than thirty (30) days prior and thirty (30) days after the date of the applicable valuation date (i.e., grant, exercise, vesting or the like). Such definition of Fair Market Value shall be specified in the Award Agreement.  If the Common Stock is not traded on an established stock exchange, Fair Market Value shall be determined according to Treasury Regulation §1.409A-1(b)(5)(iv)(B).

t.

“Former Plan” shall mean the Little Squaw Gold Mining Company Restated 2003 Share Incentive Plan.

u.

“Incentive Stock Option” shall mean any Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

v.

“Non-Employee Director” shall mean a Director who is not an Employee.

w.

“Non Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option.

x.

“Option” shall mean a stock option granted pursuant to Section 7 of the Plan.

y.

“Option Price” shall mean the per share purchase price of a Share purchased pursuant to an Option.

z.

“Parent” shall mean a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

aa.

“Participant” shall mean an Employee, Director or Consultant.

bb.

“Performance Criteria” shall have the meaning set forth in Section 8(c).

cc.

“Plan” shall mean this Goldrich Mining Company 2008 Equity Incentive Plan, including any amendments thereto.

dd.

“Reprice” shall mean the adjustment or amendment of the exercise price of Options or SARs previously awarded whether through amendment, cancellation, replacement of grants or any other means.

ee.

“Restricted Stock” shall mean a grant of Shares pursuant to Section 8 of the Plan.

ff.

“Restricted Stock Units” shall mean a grant of the right to receive Shares in the future or their cash equivalent (or both) pursuant to Section 8 of the Plan.

gg.

“SAR” shall mean a stock appreciation right awarded pursuant to Section 9 of the Plan.

hh.

“SEC” shall mean the Securities and Exchange Commission.

ii.

“Share” shall mean one share of Common Stock, as adjusted in accordance with Section 4 of the Plan.

jj.

“Stand-Alone SAR” shall have the meaning set forth in Section 9(b).

kk.

“Subcommittee” shall have the meaning set forth in Section 5(d).

ll.

“Subsidiary” shall mean (1) in the case of an Incentive Stock Option a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code, and (2) in the case of a Nonqualified Stock Option, Restricted Stock, a Restricted Stock Unit or a SAR, in addition to a subsidiary corporation as defined in (1), (A) a limited liability company, partnership or other entity in which the Company controls fifty percent (50%) or more of the voting power or equity interests, or (B) an entity with respect to which the Company possesses the power, directly or indirectly, to direct or cause the direction of the management and policies of that entity, whether through the Company’s ownership of voting securities, by contract or otherwise.

mm.

“Ten Percent Shareholder” shall mean a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock comprising more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary.

3.

Shares Subject to the Plan.

(a)

Reservation of Shares.  The shares of Common Stock reserved under this Plan will include the reserved 1.2 million (1,200,000) Shares of Common Stock under the Former Plan, and an additional 4.2 million (4,200,000) Shares of Common Stock.  Subject to the provisions of Section 4, the maximum aggregate number of Shares which may be awarded and delivered under the Plan shall not exceed 5.4 million (5,400,000) Shares (adjusted, proportionately, in the event of any stock split or stock dividend with respect to the Shares).  The maximum number which may be granted as Incentive Stock Options under this Plan shall not exceed 5.4 million (5,400,000) Shares.  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.  The number of shares of Common Stock underlying an Award not issued as a result of any of the following actions shall again be available for issuance under the Plan: (i) a payout of a Stand-Alone SAR, or a performance-based award of Restricted Stock or Restricted Stock Units in the form of cash; (ii) a cancellation, termination, expiration, forfeiture, or lapse for any reason of any Stock Award; or (iii) payment of the Option exercise price and/or payment of any taxes arising upon exercise of the Option by withholding shares of Common Stock which otherwise would be acquired on exercise or issued upon such payout.  The Shares may be authorized but unissued, or reacquired shares of Common Stock.

(b)

Substitutions and Assumptions. the Board (as recommended by the Committee) shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions to which Section 424(a) of the Code applies, provided such substitutions and assumptions are permitted by Section 424 of the Code and the regulations promulgated thereunder.  The number of Shares reserved pursuant to Section 3(a) may be increased by a corresponding number of Awards assumed and, in the case of substitution, by the net increase in the number of Shares subject to Awards before and after the substitution.

(c)

Securities Law Compliance.  Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated under either such Act, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

4.

Adjustments to Shares Subject to the Plan.

(a)

Capitalization Adjustments.  If any change is made to the Shares by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Shares as a class without the Company’s receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities and/or the price per Share covered by outstanding Awards under the Plan and (iii) the maximum number of Shares which may be granted as Incentive Stock Options under the Plan.  The Board (as recommended by the Committee) may also make adjustments described in (i)-(iii) of the previous sentence in the event of any distribution of assets to shareholders other than a normal cash dividend.  In determining adjustments to be made under this Section 4, the Board (as recommended by the Committee) may take into account such factors as it deems appropriate, including the restrictions of applicable law and the potential tax consequences of an adjustment, and in light of such factors may make adjustments that are not uniform or proportionate among outstanding Awards.  Adjustments, if any, and any determinations or interpretations, including any determination of whether a distribution is other than a normal cash dividend, made by the Board (as recommended by the Committee) shall be final, binding and conclusive.  The Board (as recommended by the Committee) in its discretion may provide holders of Restricted Stock or Restricted Stock Units a dividend equivalent right with respect to the Shares the Participant shall be entitled to receive or purchase.  For purposes of this Section 4, conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”

(b)

Change in Control.  In the event of Change in Control, then, to the extent permitted by applicable law: (1) any surviving corporation may assume any Awards outstanding under the Plan or may substitute similar stock awards (including an award to acquire the same consideration paid to the shareholders in the transaction described in this Section 4(b)) for those outstanding under the Plan, or (2) in the event any surviving corporation does not agree to assume or continue such Awards, or to substitute similar stock awards for those outstanding under the Plan in accordance with the preceding clause, then the Board (as recommended by the Committee), acting in its sole discretion without the consent or approval of any Participant, may effect one or more of the following alternatives with respect to the then outstanding Awards held by Participants which may vary among individual Participants and which may vary among the Awards held by any individual Participant:

(i)

Accelerate the time at which such Awards may be exercised or adjust the time period during which such Awards may be exercised so that such Awards may be exercised for a period of time on or before a specified date (before or after such Change in Control) fixed by the Board (as recommended by the Committee), after which specified date all Awards shall terminate or be otherwise cancelled,

(ii)

Require the mandatory surrender to the Company by Participants of some or all of their Awards (irrespective of whether such Awards are then vested or exercisable under the provisions of the Plan) as of a date, before or after such Change in Control, specified by the Board (as recommended by the Committee), in which event the Board (as recommended by the Committee) shall thereupon cancel such Awards and pay (or cause to be paid) to each Participant an amount of cash per share equal to the excess of the Change in Control Value of the shares subject to such Award over any consideration required to be paid by the Participant for such shares (e.g., the exercise price under an Option) or

(iii)

Make such adjustments to such Awards as the Board (as recommended by the Committee) deems appropriate to reflect such Change in Control, provided, however, that the Board (as recommended by the Committee) may determine in its sole discretion that no adjustment is necessary to the Awards.

(c)

No Limitations.  Except as expressly provided herein, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award.

5.

Plan Administration.

(a)

Authority.  The Plan shall be administered by the Board.  The Committee shall assist the Board in the administration the Plan by providing recommendations to the Board.

(b)

Powers of the Committee.  Subject to the other provisions of this Plan, the Committee shall have the authority, in its discretion:

(i)

to recommend to the Board any grant of any Award of Incentive Stock Options, Nonqualified Stock Options, Shares, Restricted Stock, Restricted Stock Units and SARs to Participants and to determine the terms and conditions of such recommended Awards, including the determination of the Fair Market Value of the Shares and the exercise price (subject to Section 7(b)), and to recommend to the Board any modification or amendment of each Award, with the consent of the Participant when required;

(ii)

to recommend to the Board the Participants to whom Awards, if any, will be granted hereunder, additional eligibility requirements for such awards, the timing of such Awards (including vesting and forfeiture of the Awards), and the number of Shares (if any) to be represented by each Award;

(iii)

to recommend to the Board any construction and interpretation of the Plan, the Awards granted hereunder, and any Award Agreement;

(iv)

to recommend to the Board any new, amendment or rescission of any rules and regulations relating to the Plan, including the form of Award Agreement, and manner of acceptance of an Award, such as correcting a defect or supplying any omission, or reconciling any inconsistency so that the Plan or any Award Agreement complies with applicable law, regulations and listing requirements and to avoid unanticipated consequences deemed by the Committee or the Board to be inconsistent with the purposes of the Plan or any Award Agreement;

(v)

to recommend to the Board any performance, conduct and other criteria for Awards made pursuant to the Plan in accordance with a methodology established by the Committee or the Board, and to determine whether performance, conduct and other goals have been attained;

(vi)

to recommend to the Board any acceleration or deferral (with the consent of the Participant) of the exercise or vested date of any Award;

(vii)

to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Award previously granted by the Board;

(viii)

to recommend to the Board the establishment of any subplans, procedures or guidelines for the grant of Awards to Employees, Directors and Consultants;

(ix)

to recommend to the Board the determination of eligibility for an Award and to recommend to the Board whether to authorize the cancellation, forfeiture or suspension of an Award; and

(x)

to recommend to the Board any other determinations deemed necessary or advisable for the administration of the Plan;

Provided that, no consent of a Participant is necessary under clauses (i) or (vi) if a modification, amendment, acceleration, or deferral, in the reasonable judgment of the Board confers a benefit on the Participant or is made pursuant to an adjustment in accordance with Section 4.

(c)

Effect of Board’s Decision.  All decisions, determinations, and interpretations of the Board shall be final, conclusive and binding on all Participants, the Company, any shareholder and all other persons.

6.

General Eligibility.

(a)

Awards.  Awards may be granted to Participants, provided that additional eligibility requirements may be set forth in specific arrangements that limit or narrow the category of Participants, and further provided that Incentive Stock Options may only granted to Employees.  A Consultant shall not be eligible for the grant of an Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (1) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (2) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.  Form S-8 generally is available to consultants and advisors only if (I) they are natural persons, (II) they provide bona fide services to the issuer, its parents, its majority-owned subsidiaries or majority-owned subsidiaries of the issuer’s parent, and (III) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the issuer’s securities.

(b)

No Employment/Service Rights.  Nothing in the Plan shall confer upon any Participant the right to an Award or to continue in service as an Employee or Consultant for any period of specific duration, or interfere with or otherwise restrict in any way the rights of the Company (or any Subsidiary employing or retaining such person), or of any Participant, which rights are hereby expressly reserved by each, to terminate such person’s services at any time for any reason, with or without cause (as such term is defined in a Company subplan or an Award Agreement, as applicable).

7.

Grant, Terms and Conditions of Options.

(a)

Designation.  Each Option shall be designated in an Award Agreement as either an Incentive Stock Option or a Nonqualified Stock Option.  However, notwithstanding the foregoing, if an Option is not designated as an Incentive Stock Option, such Option will be deemed to be a Nonqualified Stock Option.  To the extent that the aggregate Fair Market Value (determined at the time of grant) of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Employee during any calendar year exceeds $100,000, such excess Options shall be treated as Nonqualified Stock Options.  For this purpose, Options shall be taken into account in the order in which they were granted.

(b)

Option Price.  The per Share exercise price under an Incentive Stock Option (i) granted to a Ten Percent Shareholder, shall be no less than 110% of the Fair Market Value per Share on the date of grant, or (ii) granted to any other Participant, shall be no less than 100% of the Fair Market Value per Share on the date of grant.  The per Share exercise price under a Nonqualified Stock Option or SAR shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.  In no event shall the Board or the Committee be permitted to Reprice an Option after the date of grant.

(c)

Term of Options.  The term of each Incentive Stock Option shall be no more than ten (10) years from the date of grant.  However, in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, the term of the Option shall be no more than five (5) years from the date of grant.  The term of all Nonqualified Options shall be no longer than ten (10) years unless otherwise provided by the Board (as recommended by the Committee) in its discretion.

(d)

Vesting.  To the extent Options vest and become exercisable in increments, unless otherwise provided in the applicable Award Agreement or any severance agreement (i) such Options shall cease to vest upon a Participant’s Disability or termination of such Participant’s Continuous Status as a Participant (other than upon a Participant’s death), and (ii) such Options shall immediately vest in full upon a Participant’s death.

(e)

Substitution of SARs for Options.  The Board (as recommended by the Committee) may provide in the Award Agreement evidencing the grant of an Option that the Board (as recommended by the Committee) shall have the sole discretion to substitute without receiving Participants’ permission, SARs paid only in stock for outstanding Options; provided, the terms of the substituted stock SARs are the same as the terms of the Options, the number of shares underlying the number of stock SARs equals the number of shares underlying the Options and the difference between the Fair Market Value of the underlying Shares and the grant price of the SARs is equivalent to the difference between the Fair Market Value of the underlying Shares and the exercise price of the Options.

(f)

Exercise.  Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board (as recommended by the Committee) at the time of grant, and as shall be permissible under the terms of the Plan.  No fractional Shares may be issued or delivered pursuant to the Plan or any Award.

8.

Grant, Terms and Conditions of Stock Awards.

(a)

Designation.  Restricted Stock or Restricted Stock Units may be granted under the Plan.  Restricted Stock or Restricted Stock Units may include a dividend equivalent right, as permitted by Section 4.  After the Board (as recommended by the Committee) determines that it will offer Restricted Stock or Restricted Stock Units, it will advise the Participant in writing or electronically, by means of an Award Agreement, of the terms, conditions and restrictions, including vesting, if any, related to the offer, including the number of Shares that the Participant shall be entitled to receive or purchase, the price to be paid, if any, and, if applicable, the time within which the Participant must accept the offer.  The offer shall be accepted by execution of an Award Agreement or as otherwise directed by the Board (as recommended by the Committee).  Restricted Stock Units may be paid as permitted by Section 12(b).  The term of each award of Restricted Stock or Restricted Stock Units shall be at the discretion of the Board (as recommended by the Committee).

(b)

Restrictions.  Subject to Section 8(c), the Board (as recommended by the Committee) may impose such conditions or restrictions on the Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may determine advisable, including the achievement of specific performance goals, time based restrictions on vesting, conduct criteria or others.  If the Board (as recommended by the Committee) established performance or other goals, the Board (as recommended by the Committee) shall determine whether a Participant has satisfied the performance of such goals.

(c)

Performance Criteria.  Restricted Stock and Restricted Stock Units granted pursuant to the Plan that are intended to qualify as “performance based compensation” under Section 162(m) of the Code shall be subject to the attainment of performance goals relating to the Performance Criteria selected by the Board (as recommended by the Committee) and specified at the time such Restricted Stock, Restricted Stock Units and cash awards are granted.  For purposes of this Plan, “Performance Criteria” means one or more of the following (as selected by the Board): (i) cash flow; (ii) earnings per share; (iii) earnings per share growth; (iv) earnings before interest, taxes, and amortization; (v) return on equity; (vi) market share; (vii) total shareholder return; (viii) share price performance; (ix) return on capital; (x) return on assets, net assets or invested assets; (xi) revenue; (xii) revenue growth; (xiii) earnings growth; (xiv) operating income; (xvi) operating profit; (xvii) growth in operating income or profit; (xviii) profit margin; (xix) return on operating revenue; (xx) return on invested capital; (xxi) market price of Shares; (xxii) brand recognition; (xxiii) customer satisfaction; (xxiv) operating efficiency; (xxv) productivity; (xxvi) project progression; or (xxvi) reduction in costs.  Any of these Performance Criteria may be used to measure the performance of the Company as a whole or any business unit or division of the Company.

(d)

Vesting.  Unless an Award Agreement provides otherwise, non-vested Shares underlying Restricted Stock shall be forfeited and the Restricted Stock Units shall be terminated upon cessation of a Participant’s Continuous Status as a Participant.  Unless an Award Agreement provides otherwise, non-vested Shares underlying Restricted Stock and Restricted Stock Units shall vest in full immediately upon death.  To the extent that the Participant purchased the Shares granted under any such Restricted Stock award and any such Shares remain non-vested at the time of cessation of a Participant’s Continuous Status as a Participant, the cessation of Participant’s Continuous Status as a Participant shall cause an immediate sale of such non-vested Shares to the Company at the original price per Share paid by the Participant.

9.

Grant, Terms and Conditions of SARs.

(a)

Grants.  The Board (as recommended by the Committee) shall have the full power and authority, exercisable in its sole discretion, to grant SARs to selected Participants.  The term of a SAR shall be at the discretion of the Board (as recommended by the Committee).  In no event shall the Board or the Committee be permitted to Reprice a SAR after the date of grant without shareholder approval.

(b)

Stand-Alone SARs.

(i)

A Participant may be granted a Stand-Alone SAR not tied to any underlying Option under Section 7 of the Plan.  The Stand-Alone SAR shall cover a specified number of Shares and shall be exercisable upon such terms and conditions as the Board (as recommended by the Committee) shall establish.  Upon exercise of the Stand-Alone SAR, the holder shall be entitled to receive a distribution from the Company in an amount equal to the excess of (A) the aggregate Fair Market Value (on the exercise date) of the Shares underlying the exercised right over (B) the aggregate base price in effect for those Shares.

(ii)

The number of Shares underlying each Stand-Alone SAR and the base price in effect for those Shares shall be determined by the Board (as recommended by the Committee) at the time the Stand-Alone SAR is granted.  In no event, however, may the base price per Share be less than the Fair Market Value per underlying Share on the grant date.

(iii)

The distribution with respect to an exercised Stand-Alone SAR may be made in Shares valued at Fair Market Value on the exercise date, in cash, or partly in Shares and partly in cash, as the Board (as recommended by the Committee) shall deem appropriate.

10.

Procedure for Exercise; Rights as a Shareholder.

(a)

Procedure.  An Award shall be exercised when written, electronic or verbal notice of exercise has been given to the Company, or the brokerage firm or firms approved by the Company to facilitate exercises, purchases and sales under this Plan, in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been received by the Company or the brokerage firm or firms, as applicable.  The notification to the brokerage firm shall be made in accordance with procedures of such brokerage firm approved by the Company.  Full payment may, as authorized by the Board (as recommended by the Committee), consist of any consideration and method of payment allowable under the terms of this Plan.  The Company shall issue (or cause to be issued) such share certificate promptly upon exercise of the Award.  In the event that the exercise of an Award is treated in part as the exercise of an Incentive Stock Option and in part as the exercise of a Nonqualified Stock Option pursuant to Section 7(a), the Company shall issue a share certificate evidencing the Shares treated as acquired upon the exercise of an Incentive Stock Option and a separate share certificate evidencing the Shares treated as acquired upon the exercise of a Nonqualified Stock Option, and shall identify each such certificate accordingly in its share transfer records.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the share certificate is issued, except as provided in Section 4 of the Plan.

(b)

Method of Payment.  The consideration to be paid for any Shares to be issued upon exercise or other required settlement of an Award, including a method of payment, shall be determined by the appropriate officer of the Company at the time of settlement, and which forms may include: (i) check; (ii) wire transfer; (iii) payroll deductions (accumulated without any increase for interest); and (iv) tender of shares of Common Stock owned by the Participant in accordance with rules established by the Board (as recommended by the Committee) from time to time.  Shares used to pay the Option Price shall be valued at their Fair Market Value on the exercise date.  Payment of the aggregate Option Price by means of tendering previously-owned shares of Common Stock shall not be permitted when the same may, in the reasonable opinion of the Company, cause the Company to record a loss or expense as a result thereof.  If any amount of accumulated payroll deductions remain in a Participant’s account after the exercise of an Option, the remaining amount shall be held in such Participant’s account for the exercise price of any future Option, unless such Participant does not have any existing future Options.  In the event the Participant does not have an existing Option exercisable in the future, the remaining amount in the Participant’s account with respect to payroll reductions shall be distributed in full to the Participant without interest.

(c)

Withholding Obligations.  To the extent required by applicable federal, state, local or foreign law, the Board (as recommended by the Committee) may and/or a Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise with respect to any Incentive Stock Option, Nonqualified Stock Option, SAR, Restricted Stock or Restricted Stock Units, cash awards or any sale of Shares.  The Company shall not be required to issue Shares or to recognize the disposition of such Shares until such obligations are satisfied.  These obligations may be satisfied by having the Company withhold a portion of the Shares that otherwise would be issued to a Participant under such Award (provided, however, that no Shares are withheld with a value exceeding the minimum amount of tax required to be withheld by law) or by tendering Shares previously acquired by the Participant in accordance with rules established by the Board (as recommended by the Committee) from time to time.

(d)

Shareholder Rights.  Except as otherwise provided in this Plan, until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the share certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares subject to the Award, notwithstanding the exercise of the Award.

(e)

Non-Transferability of Awards. An Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in exchange for consideration, and may not be transferred other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant; unless the Board (as recommended by the Committee) permits further transferability, on a general or specific basis, in which case the Board (as recommended by the Committee) may impose conditions and limitations on any permitted transferability.

11.

Expiration of Awards.

(a)

Expiration, Termination or Forfeiture of Awards.  Unless otherwise provided in the applicable Award Agreement or any severance agreement, vested Awards granted under this Plan shall expire, terminate, or otherwise be forfeited as follows:

i.

ninety (90) days after the date of termination of a Participant’s Continuous Status as a Participant other than in circumstances covered by (ii), (iii) or (iv) below;

ii.

immediately upon termination of a Participant’s Continuous Status as a Participant for cause (as defined in a Company subplan or Award Agreement, as applicable);

iii.

twelve (12) months after the date on which a Participant ceased performing services as a result of his or her Disability; and

iv.

twelve (12) months after the date of the death of a Participant who was a Participant whose Continuous Status as a Participant terminated as a result of his or her death.

(b)

Extension of Term.  Notwithstanding subsection (a) above, the Board (as recommended by the Committee) shall have the authority to extend the expiration date of any outstanding Options or SARs other than an Incentive Stock Option in circumstances in which it deems such action to be appropriate (provided that no such extension shall extend the term of an Option or SAR beyond the date on which the Award would have expired or been forfeited if there had been no termination of the Employee’s Continuous Status as a Participant).

12.

Term, Amendment and Termination of the Plan.

(a)

Term of Plan.  The Plan shall become effective as of the Effective Date.  It shall continue in effect until the tenth anniversary of the Effective Date or until terminated under this Section 13 of the Plan or extended by an amendment approved by the shareholders of the Company pursuant to Section 13(b).

(b)

Amendment and Termination.  The Board may amend or terminate the Plan from time to time in such respects as the Board (as recommended by the Committee) may deem advisable (including, but not limited to amendments which the Board deems appropriate to enhance the Company’s ability to claim deductions related to stock option exercises); provided that to the extent required by the Code, SEC or any listing requirements, shareholder approval shall not be required for any amendment of the Plan.  Subject to the foregoing, it is specifically intended that the Board (as recommended by the Committee) may amend the Plan without shareholder approval to comply with legal, regulatory and listing requirements and to avoid unanticipated consequences deemed by the Board (as recommended by the Committee) to be inconsistent with the purpose of the Plan or any Award Agreement.

(c)

Effect of Amendment or Termination.  Any such amendment or termination of the Plan shall not affect Awards already granted and such Awards shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Participant and the Board (as recommended by the Committee), which agreement must be in writing and signed by the Participant and the Company.

(d)

Code Section 409A.  Notwithstanding anything to the contrary in this Section 12, the Board (as recommended by the Committee) may amend the Plan and the Award Agreements without any additional consideration to affected Participants to the extent necessary to avoid penalties arising under Code Section 409A, even if those amendments reduce, restrict or eliminate rights granted under the Plan or Award Agreement (or both) before those amendments.

GOLDRICH MINING COMPANY

By:

      Chairman of the Board of Directors

Little Squaw Gold Mining Company

3412 S. Lincoln Drive

Spokane, Washington 99203-1650

The undersigned hereby constitutes and appoints RICHARD R. WALTERS and KENNETH S. EICKERMAN, and each of them, proxies of the undersigned, with full power of substitution, to vote all shares of the undersigned which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of LITTLE SQUAW GOLD MINING COMPANY to be held on Monday, May 5, 2008 at 10:00 A.M. (PDT) or any adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE BELOW ITEMS.  THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY SPECIFICATIONS MADE BELOW. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE BELOW ITEMS.

(1)

Election of eight Directors for a term ending with the next Annual Meeting.

Nominees:

David S. Atkinson

Charles G. Bigelow

James K. Duff

Kenneth S. Eickerman

James A. Fish

William Orchow

William V. Schara

Richard R. Walters

☐ FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name below:
(2) Ratification of the selection of DeCoria, Maichel & Teague as the independent registered public accounting firm for the fiscal year ending December 31, 2007.	☐ FOR ☐ AGAINST ☐ ABSTAIN
(3) To amend the Company's Articles of Incorporation to change the name of the Company from "Little Squaw Gold Mining Company" to "Goldrich Mining Company";	☐ FOR ☐ AGAINST ☐ ABSTAIN
(4) To approve the 2008 Share Incentive Plan ("the Plan") with the increase in the number of shares reserved and set aside for issuance pursuant to the Plan.	☐ FOR ☐ AGAINST ☐ ABSTAIN

(To be signed on the other side)

LITTLE SQUAW GOLD MINING COMPANY

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 31, 2008 AT 10:00 A.M. (PDT) AT:

The Courtyard by Marriott

401 Riverpoint Blvd

Spokane, Washington, 99202

MAILING LABEL

PLEASE FILL IN, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

Shareholder’s signature must agree with name appearing on mailing label. If the shares are held in joint tenancy, all parties to the joint tenancy must sign.  When signing the proxy as attorney-in-fact, personal representative, trustee, or guardian, please indicate capacity in which you are signing.

Shareholder’s Signature

Date

Shareholder’s Signature

Date

(OVER)